Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the accompanying Quarterly Report on Form 10-Q for the three months ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Joseph A. Mills, Chief Executive Officer of Eagle Rock Energy G&P, LLC, the general partner of Eagle Rock Energy GP, L.P., the general partner of the Partnership, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	November 1, 2013	/s/ JOSEPH A. MILLS
Joseph A. Mills
Chief Executive Officer of Eagle Rock Energy G&P, LLC,
General Partner of Eagle Rock Energy GP, L.P.,
General Partner of Eagle Rock Energy Partners, L.P.